SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     November 5, 1997


                     WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
             (Exact name of registrant as specified in its charter)


       California                  333-24111              33-0745418
(State or other jurisdiction      (Commission           (IRS Employer
   of incorporation)               File Number)        Identification No.)


          3158 Redhill Avenue, Suite 120, Costa Mesa, California 92626
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits

         a.       Financial Statements of Businesses Acquired.

                  Inapplicable.

         b.       Proforma Financial Information

                  Proforma Balance Sheet, September 30, 1997
                  Proforma Statement of Operations For the Period July 15, 1997 (date operations commenced) to September 30, 1997 Notes to Proforma Financial Statements

         c.       Exhibits

                  10.1 Amended and Restated Agreement of Limited Partnership of Chillicothe Plaza Apts., L.P. (previously filed)

                 WNC HOUSING TAX CREDIT FUND VI, L.P., Series 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                             PROFORMA BALANCE SHEET
                               September 30, 1997


                                     ASSETS

                                           Historical           Proforma            Proforma
                                             Balance           Adjustments          Balance

Cash                                       $2,158,837           $2,492,504
                                                                  (206,360)
                                                                  (670,095)       $3,774,886


Subscriptions receivable                      689,000              670,095         1,359,095

Investment in limited partnerships            231,569            6,269,182
                                                                   206,360         6,707,111

Other assets                                      129                    0               129
                                            ----------          ----------      -------------

                                            $3,079,535          $8,761,686       $11,841,221
                                            ==========          ==========      ============


                        LIABILITIES AND PARTNERS' CAPITAL
LIABILITIES:

Notes payable to limited partnerships       $        -          $6,269,182        $6,269,182

Accrued fees and expenses due to
general partner and affiliates                 239,578                   0           239,578
                                               --------        -----------         ---------
                                               239,578           6,269,182         6,508,760
                                               --------        -----------         ---------

PARTNERS' EQUITY
  General partner                               (3,471)             (4,253)           (7,724)
  Original limited partner                       1,000                                 1,000
  Limited partners                           2,842,428           2,496,757         5,339,185
                                             ---------           ---------         ---------
              Total partners' equity         2,839,957           2,492,504         5,332,461
                                             ---------           ---------         ---------

                                            $3,079,535          $8,761,686       $11,841,221
                                             =========          ==========        ==========


                                   -Unaudited-
             See Accompanying Notes to Proforma Financial Statements

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)

                        PROFORMA STATEMENT OF OPERATIONS

            For the Period July 15, 1997 (date operations commenced)
                              to September 30, 1997




                              Historical         Proforma           Proforma
                              Balance          Adjustments          Balance

Interest income               $   129                              $    129
                               -------                              -------

Operating expense
Amortization                      289                                   289
Legal and accounting               43                                    43
                                ------                               ------

Total operating expense           332                                   332
                                ------                               ------

Loss from operations             (203)                                (203)

Equity in income
 of limited partnerships            -              1,070             1,070
                               -------             -----             -----

Net income (loss)             $  (203)          $  1,070          $    867
                               =======           =======           =======


                                   -Unaudited-
             See Accompanying Notes to Proforma Financial Statements
                                      FS-2

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
                     NOTES TO PROFORMA FINANCIAL STATEMENTS


NOTE 1 - GENERAL

The information contained in the following notes to the proforma financial statements is condensed from that which appears in the financial statements. Accordingly, these proforma financial statements should be reviewed in conjunction with the financial statements and related notes thereto contained in the WNC Housing Tax Credit Fund VI, L.P., Series 5 financial statements dated September 30, 1997. WNC Housing Tax Credit Fund VI, L.P., Series 5 is referred to in these notes as the "Partnership."

NOTE 2 - INTRODUCTION TO PROFORMA ADJUSTMENTS

As of September 30, 1997, the Partnership was not admitted as majority limited partner in any limited partnerships. Subsequent to September 30, 1997, the Partnership has acquired a limited partnership interest in one limited partnership, Chillicothe Apartments (Chillicothe) and is negotiating to acquire limited partnership interests in five other partnerships. The investments commit the Partnership to capital contributions as follows:


 CHILLICOTHE                    $      981,049
 APT HOUSING THEODORE                1,312,916
 BRADLEY                               532,196
 HUGHES                                235,110
 MURFREESBORO                          684,474
 TULSA-CRESTVIEW                     2,523,437
                                     ---------

                                 $   6,269,182
                                 =============

In accordance with Article 11, Proforma Financial Information of Regulation S-X of the Securities and Exchange Commission, the accompanying proforma balance sheet was computed assuming that the limited partnerships discussed above were acquired at the end of the period presented. The first adjustment to cash and the adjustment to partners' equity of $2,492,504 reflects the net proceeds from October 1 to November 5, 1997 from issuance of 3,068 units of limited partners' capital ($3,037,795 less notes receivable of $120,000, and commissions and offering costs of $425,291.) The third adjustment to cash and the adjustment to subscriptions receivable of $670,095 reflects the subscriptions receivable from the above subscriptions. The adjustment to investment in limited partnerships and notes payable to limited partnerships of $6,269,182 reflects the Partnership's acquisition of the six limited partnership interests as if the Partnership's date of acquisition was September 30, 1997. The second adjustment to investment in limited partnerships and the second adjustment to cash of $206,360 reflects the acquisition fee for the acquisition of the identified limited partnerships.

                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5
                       (A California Limited Partnership)
                        (A Development-Stage Enterprise)
               NOTES TO PROFORMA FINANCIAL STATEMENTS (Continued)



Five of the six apartment complexes were under construction or rehabilitation during the period presented and had no operations which should be reported. Hughes Villa had operations during the period presented (July 15, 1996 to September 30, 1996), and proforma income of $1,070 has been recorded in the Proforma Statement of Operations. The Partnership uses the equity method of accounting to account for its investments in these local limited partnerships.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 5

Date: December 10, 1997          By:      WNC &  Associates, Inc.,
     ------------------                   General Partner

                                          By:      /s/ JOHN B. LESTER, JR.
                                                   John B. Lester, Jr.,
                                                   President